UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________________

FORM 8-K

_______________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018

__________________________________________________________________________

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

__________________________________________________________________________

Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 24, 2018, Ingevity Corporation, a Delaware corporation (the “Company”), completed its previously announced offering of $300 million aggregate principal amount of 4.50% senior unsecured notes due 2026 (the “Notes”). The Notes were issued pursuant to an indenture dated as of January 24, 2018 (the “Indenture”), by and among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee. The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The net proceeds from the sale of the Notes, after deducting estimated discounts and commissions and other offering expenses, were approximately $295 million. The Company intends to use the net proceeds from the sale of the Notes to finance its planned purchase of substantially all the assets primarily used in the pine chemicals business of Georgia-Pacific Chemicals LLC and Georgia-Pacific LLC and for general corporate purposes. There can be no assurance that the acquisition will be consummated and the sale of Notes is not conditioned on the closing of the acquisition. In the event the acquisition is delayed or is not completed, the company intends to use the proceeds from the Notes for working capital needs, capital expenditures, other acquisitions and other general corporate purposes.

The Notes are the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior indebtedness. The Notes are fully and unconditionally guaranteed by the subsidiary guarantors, which include each wholly owned domestic restricted subsidiary of the Company that guarantees the obligations under the Company’s existing credit agreement. So long as the guarantees are in effect, each subsidiary guarantor’s guarantee will be the senior unsecured obligation of such subsidiary guarantor and will rank equally in right of payment with all of such subsidiary guarantor’s existing and future senior indebtedness. The Notes pay interest semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2018, at a rate of 4.50% per year. The Notes will mature on February 1, 2026.

The Company may redeem some or all of the Notes at any time prior to February 1, 2021 by paying a “make-whole” premium plus accrued and unpaid interest, if any. The Company may redeem some or all of the Notes on or after February 1, 2021, 2022 and 2023 at redemption prices (expressed as a percentage of the principal amount thereof) of 102.250%, 101.125% and par, respectively, plus accrued but unpaid interest, if any. At any time before February 1, 2021, the Issuer may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds from certain equity offerings at a redemption price equal to 104.50% of the principal amount of the Notes to be redeemed, plus accrued but unpaid interest, if any, provided that at least 65% of the original aggregate principal amount of notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption.

The Company is obligated to offer to repurchase the Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, upon the occurrence of certain change of control triggering events, subject to certain qualifications and exceptions.

The Indenture contains certain customary covenants (including covenants limiting the Company’s and the Company’s restricted subsidiaries’ ability to grant or permit liens on certain property securing debt, declare or pay dividends, make distributions on or repurchase or redeem capital stock, make investments in unrestricted subsidiaries, engage in sale and lease-back transactions, and engage in a consolidation or merger, or sell, transfer or otherwise dispose of all or substantially all of the assets of the Company and its restricted subsidiaries, taken as a whole) and events of default (subject in certain cases to customary exceptions, as well as grace and cure periods). The occurrence of an event of default under the Indenture could result in the acceleration of the Notes and could cause a cross-default that could result in the acceleration of other indebtedness of the Company and its subsidiaries.

The foregoing summary is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial statements and exhibits

(d) Exhibits

Exhibit
No.	Exhibit

4.1	Indenture, dated as of January 24, 2018, among Ingevity Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, the anticipated timing of the closing of the Offering or the Acquisition. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; and unknown or understated liabilities. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 and our other periodic filings. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as the date thereof. The Company undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

EXHIBIT INDEX

Exhibit
No.	Exhibit

4.1	Indenture, dated as of January 24, 2018, among Ingevity Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION (Registrant)

Date: January 24, 2018	By:	/s/ Katherine P. Burgeson
Katherine P. Burgeson
Executive Vice President, General Counsel and Secretary